Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

12. Subsequent Events

In January 2015, the Company completed an underwritten offering of 2,950,000 shares of the Company’s common stock, par value $0.0001 per share, at a price of $33.00 per share, less the underwriting discount. The net proceeds received by the Company were approximately $90,868 after deducting the underwriting discount and estimated offering expenses payable by the Company.